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                                                                    Exhibit 10.7





                                OMNIBUS AGREEMENT

                       DATED AS OF [_______________], 2002

                                      AMONG

                          ENBRIDGE ENERGY COMPANY, INC.


                         ENBRIDGE ENERGY PARTNERS, L.P.


                             ENBRIDGE PIPELINES INC.


                                       AND


                       ENBRIDGE ENERGY MANAGEMENT, L.L.C.




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                                OMNIBUS AGREEMENT

      This OMNIBUS AGREEMENT (this "Agreement"), dated as of [____________], 2002, is entered into among Enbridge Energy Company, Inc. (f/k/a Lakehead Pipe Line Company, Inc.), a Delaware corporation ("EECI"), Enbridge Energy Partners, L.P. (f/k/a Lakehead Pipe Line Partners, L.P.), a Delaware limited partnership (the "MLP"), Enbridge Pipelines Inc. (f/k/a Interprovincial Pipe Line Inc.), a Canadian corporation ("ENBRIDGE"), and Enbridge Energy Management, L.L.C., a Delaware limited liability company ("MANAGEMENT").

                                    RECITALS

      WHEREAS, the MLP, EECI and Enbridge are parties to that certain Distribution Support Agreement dated as of December 27, 1991 (the "DISTRIBUTION SUPPORT AGREEMENT") pursuant to which such parties entered into certain covenants and agreements with each other in connection with the formation of the MLP; and

      WHEREAS, EECI is the sole general partner of the MLP; and

      WHEREAS, pursuant to a Delegation of Control Agreement among Management, EECI and the MLP dated as of even date herewith (the "DELEGATION OF CONTROL AGREEMENT"), EECI has delegated to Management the power and authority to manage and control the business and affairs of the MLP; and

      WHEREAS, the parties desire to amend and restate the Distribution Support Agreement as set forth herein to make Management a party and to make other changes desired by the parties and permitted under SECTION 6.6 of the Distribution Support Agreement.

      NOW, THEREFORE, for and in consideration of the mutual covenants contained in this Agreement, the parties hereto hereby agree to amend and restate the Distribution Support Agreement as follows:

                                    ARTICLE I
                                   [RESERVED]


                                   ARTICLE II
                              DISTRIBUTION SUPPORT

      SECTION 2.1.   [RESERVED]

      SECTION 2.2.   [RESERVED]

      SECTION 2.3.   [RESERVED]

      SECTION 2.4.   [RESERVED]

      SECTION 2.5.   [RESERVED]

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      SECTION 2.6.

            (a)   [RESERVED]

            (b) Enbridge hereby grants to the MLP and Enbridge Energy, Limited Partnership, a Delaware limited partnership (the "OPERATING PARTNERSHIP"), a worldwide non-exclusive royalty-free right and license for so long as an Affiliate of Enbridge serves as general partner of the MLP and the Operating Partnership, respectively, and to each of their respective subsidiaries, for so long as such subsidiary is controlled, directly or indirectly, by the MLP or Operating Partnership, as the case may be, to use (i) the blue oil drop symbol which has been used in the past by Enbridge and EECI and (ii) the Enbridge Energy Spiral (the blue oil drop symbol and the Enbridge Energy Spiral being collectively referred to as the "SYMBOLS") and related goodwill. The MLP and the Operating Partnership (i) agree to maintain the quality of services provided in connection with the Symbols to a level at least as high as the quality standards of Enbridge in its use of the Symbols and (ii) acknowledge that Enbridge is the owner of the Symbols with full right, title and interest therein and that all use by any of them of the Symbols shall inure to the benefit of Enbridge.

            (c) To the extent that Enbridge is providing services to Management under the Operational Services Agreement dated as of even date herewith between Enbridge, EECI and Management (the "OPERATIONAL SERVICES AGREEMENT") as of the effective date of (i) withdrawal by EECI as the general partner of the MLP, (ii) removal of EECI as general partner of the MLP under circumstances where "cause" exists or (iii) transfer of the capital stock of EECI to any Person that is not an Affiliate of Enbridge, then Enbridge shall be obligated to provide such services on substantially the same terms and conditions as provided in the Operational Services Agreement, to the MLP for twelve months following such effective date, but shall have no such obligation under the Operational Services Agreement thereafter.

            (d) The obligations of Enbridge under Article 5 (Liability and Indemnification) of the Operational Services Agreement shall extend to the MLP and the Operating Partnership upon the same terms as provided in the Operational Services Agreement with respect to Management and EECI.

            (e) As used in this Agreement, "Affiliate" means, with respect to any person, any other person that directly or indirectly controls, is controlled by or is under common control with, the person in question. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

                                   ARTICLE III
                                   [RESERVED]

                                   ARTICLE IV
                                CHANGE IN CONTROL

      SECTION 4.1. ASSIGNMENT UPON CHANGE OF CONTROL. In the event of a Change of Control of EECI, Enbridge may assign its obligations under this Agreement to the controlling person of EECI if, after taking into account the Change of Control transaction, the unsecured


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long-term debt credit rating of such controlling person as assigned by a nationally recognized statistical rating organization would be, after giving effect to such Change of Control transaction, at least equal to the unsecured long-term debt credit rating of Enbridge as assigned by a nationally recognized statistical rating organization immediately before such Change of Control transaction.

      SECTION 4.2. DEFINITION OF CHANGE OF CONTROL. A "CHANGE OF CONTROL" shall be deemed to have occurred at such time as Enbridge shall no longer own, directly or indirectly, at least 50% of the outstanding capital stock of EECI.

                                    ARTICLE V
                             BUSINESS OPPORTUNITIES

      SECTION 5.1. PROHIBITED ACTIVITIES OF EECI. EECI agrees that its sole business will be to act as general partner of the MLP, to manage certain subsidiaries and to undertake ancillary activities. EECI shall not permit any subsidiary to engage in or acquire any business that is in direct material competition with the business of the MLP or Operating Partnership conducted immediately following the Closing Date.

      SECTION 5.2. PROHIBITED ACTIVITIES OF ENBRIDGE AND ITS OTHER SUBSIDIARIES. No provision of this Agreement shall restrict the ability of Enbridge and its Affiliates other than EECI to engage in any business. However, so long as an Affiliate of Enbridge is the general partner of the Partnership and the Operating Partnership, Enbridge and its subsidiaries other than EECI ("OTHER SUBSIDIARIES") shall not engage in or acquire any business that is in direct material competition with the current business of the MLP (which term, for purposes of this Section, includes the Operating Partnership); PROVIDED, HOWEVER, that

            (i) Enbridge and its other subsidiaries shall not be restricted from continuing to engage in businesses, including the normal development of those businesses in which they were engaged as of December 27, 1991 (the "CLOSING DATE"), which then were or may in the future be in competition with the MLP, including the potential reversal of Enbridge's line from Sarnia, Ontario to Montreal, Quebec to transport crude oil from Montreal to Sarnia;

            (ii) such restriction shall be limited geographically only to those routes and products in respect of which the MLP, as of the Closing Date, provides transportation (so that, for example, Enbridge and its other subsidiaries would be permitted to acquire a crude oil pipeline business in which transportation is made over routes or involving products not served by the MLP at the Closing Date);

            (iii) Enbridge and its other subsidiaries shall not be prohibited from acquiring any competitive business as part of a larger acquisition so long as the majority of the value of the business or assets acquired, in Enbridge's reasonable judgment, is not attributable to such competitive business; and

            (iv) Enbridge and its other subsidiaries shall not be prohibited from acquiring any competitive business if such business is first offered for acquisition to the MLP and


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      the MLP fails to approve, after submission to Unitholder vote, the making of such acquisition.

The approval of the holders of a majority of the outstanding Units in the MLP (excluding for this purpose any Units held by EECI or any of its Affiliates) is required for the MLP to exercise its right to accept such an offer.

      Except as specified above, Enbridge and its other subsidiaries are not restricted by this Agreement from engaging in businesses which may be in competition with the MLP

                                   ARTICLE VI
                                  MISCELLANEOUS

      SECTION 6.1. NO JOINT VENTURE. This Agreement is not intended to create, and shall not be construed as creating, any relationship of partnership, agency, joint venture or association for profit between the parties.

      SECTION 6.2. NO FIDUCIARY DUTIES. The parties hereto shall not have any fiduciary obligations or duties to the other parties by reason of this Agreement. Absent anything in this Agreement to the contrary, any party hereto may conduct any activity or business for its own profit whether or not such activity or business is in competition with any activity or business of the other party.

      SECTION 6.3. BENEFIT OF AGREEMENT. The covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and shall not be construed as conferring, and are not intended to confer, any direct, indirect or third-party beneficiary rights on any other persons, including without limitation, the Limited Partners of the MLP.

      SECTION 6.4. NOTICES. Any notice, request, demand, direction or other communication required or permitted to be given or made under this Agreement to a party shall be in writing and may be given by hand delivery, postage prepaid first-class mail delivery, delivery by a reputable international courier service guaranteeing next business day delivery or sent by facsimile (if confirmed by one of the foregoing methods) to such party at its address noted below:

            (a)   in the case of EECI, to:

                  Enbridge Energy Company, Inc.
                  1100 Louisiana, Suite 3330
                  Houston, Texas  77002
                  Attention:  President
                  Facsimile:  (713) 821-2229


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            (b)   in the case of the MLP, to:

                  Enbridge Energy Partners, L.P.
                  1100 Louisiana, Suite 3300
                  Houston, Texas  77002
                  Attention:  President
                  Facsimile:  (713) 821-2229

            (c)   in the case of Enbridge, to:

                  Enbridge Pipelines Inc.
                  3000 425 - 1st Street S.W.
                  Calgary, Alberta T2P 3L8
                  Attention:  President
                  Facsimile:  (403) 231-5787

            (d)   in the case of Management, to:

                  Enbridge Energy Management, L.L.C.
                  1100 Louisiana, Suite 3300
                  Houston, Texas  77002
                  Attention:  President
                  Facsimile:  (713) 821-2229

or at such other address of which notice may have been given by such party in accordance with the provisions of this Section.

      SECTION 6.5. FURTHER ACTS. Each party shall from time to time, and at all times, do such further acts and execute and deliver all such further deeds and documents as shall be reasonably requested by another party in order to fully perform and carry out the terms of this Agreement.

      SECTION 6.6. COUNTERPARTS. This Agreement may be executed in several counterparts, no one of which needs to be executed by all of the parties. Such counterpart, including a facsimile transmission of this Agreement, shall be deemed to be an original and shall have the same force and effect as an original. All counterparts together shall constitute but one and the same instrument.

      SECTION 6.7. APPLICABLE LAW. The provisions of this Agreement shall be construed in accordance with the laws of the State of Texas, excluding any conflicts of law rule or principle that might refer the construction or interpretation hereof to the laws of another jurisdiction.

      SECTION 6.8. BINDING EFFECT; ASSIGNMENT. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This agreement may not be assigned by any party hereto without the prior written consent of the other party.


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      SECTION 6.9. RULES OF CONSTRUCTION. The following provisions shall be applied wherever appropriate herein:

       (i) "herein," "hereby," "hereunder," "hereof," "hereto" and other equivalent words shall refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used;

       (ii) "including" means "including without limitation" and is a term of illustration and not of limitation;

       (iii) all definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

       (iv) unless otherwise expressly provided, any term defined herein by reference to any other document shall be deemed to be amended herein to the extent that such term is subsequently amended in such document;

       (v) references herein to other documents and agreements shall mean such documents and agreements as amended and restated from time to time;

       (vi) wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

       (vii) this Agreement shall not be construed against any person as the principal draftsperson hereof;

       (viii) the section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such Section, or in any way affect this Agreement; and

       (ix) any references herein to a particular Section, Article, Exhibit or Schedule means a Section or Article of, or an Exhibit or Schedule to, this Agreement unless another agreement is specified.

       SECTION 6.10. INVALIDITY OF PROVISIONS. In the event that one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

       SECTION 6.11. MODIFICATION; AMENDMENT. The parties hereto, by mutual agreement in writing, may amend, modify or supplement this Agreement; PROVIDED, HOWEVER, that if any such amendment, modification or supplement adversely affects the holders of the MLP's Class A Units then such amendment, modification or supplement shall require the approval of the Record Holders (as defined in the MLP's Partnership Agreement of more than 50% of the then outstanding holders of the MLP's Class A Units (excluding Class A Units held by Enbridge or any of its Affiliates). Subject to obtaining the necessary regulatory approvals, this Agreement


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may not be modified or amended except by an instrument in writing signed by each of the parties hereto or by their respective successors or permitted assigns.

       SECTION 6.12. ENTIRE AGREEMENT. This Agreement constitutes the whole and entire agreement between the parties hereto and supersedes any prior agreement, undertaking, declarations, commitments or representations, verbal or oral, in respect of the subject matter hereof.



                            [Signature Page Follows]


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     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                    ENBRIDGE ENERGY COMPANY, INC.



                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________


                                    ENBRIDGE ENERGY PARTNERS, L.P.

                                    By:   Enbridge Energy Company, Inc.,
                                          its General Partner

                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________


                                    ENBRIDGE PIPELINES INC.


                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________


                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________


                                    ENBRIDGE ENERGY MANAGEMENT, L.L.C.



                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________



                     SIGNATURE OF PAGE TO OMNIBUS AGREEMENT